Exhibit 10.1

Execution Version

Additional Credit Extension Amendment

This Additional Credit Extension Amendment is dated as of May 20, 2015 (this “Amendment”) by and among each of the financial institutions set forth on Schedule II annexed hereto (each an “Additional Lender” and collectively the “Additional Lenders”), Select Medical Corporation, a Delaware corporation (the “Borrower”), Select Medical Holdings Corporation, a Delaware corporation (“Holdings’) and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 1, 2011 and as amended by Amendment No. 1 dated as of August 8, 2012, the Additional Credit Extension Amendment dated as of August 13, 2012, Amendment No. 2 dated as of November 6, 2012, Amendment No. 3 dated as of February 15, 2013, the Additional Credit Extension Amendment dated as of February 20, 2013, Amendment No. 4 dated as of June 3, 2013, Amendment No. 5, dated as of March 4, 2014, the Additional Credit Extension Amendment (Incremental Revolver) dated as of October 23, 2014 and the Additional Credit Extension Amendment (Revolver Extension) dated as of October 23, 2014, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent,” respectively), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and GOLDMAN SACHS BANK USA, as Co-Syndication Agents, MORGAN STANLEY SENIOR FUNDING, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower  may obtain Incremental Revolving Commitments and/or Incremental Term Loans by entering into one or more Additional Credit Extension Amendments with Additional Lenders; and

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.20 of the Credit Agreement. NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE.  Agreements of Additional Lenders.

Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Additional Lender hereby commits to provide its respective Incremental Revolving Commitments as set forth on Schedule II annexed hereto.  Such Incremental Revolving Commitments shall be subject to the provisions of the Credit Agreement and the other Loan Documents and shall constitute 2018 Extended Revolving Commitments thereunder.  Each Additional Lender (other than any Additional Lender that, immediately prior to the execution of this Amendment, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Amendment its 2018 Extended Revolving Commitments shall be effective and that such Additional Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

SECTION TWO.  Conditions to Effectiveness.  This Amendment shall become effective on May 20, 2015 (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied:

(i)                                 this Amendment shall have been executed and delivered by the Borrower, Holdings, the other Loan Parties, each Additional Lender party hereto and the Administrative Agent;

(ii)                                   the Administrative Agent shall have received copies of the resolutions of the board of directors (or authorized committee thereof) of (x) Holdings, (y) the Borrower and (z) each Subsidiary Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by the corporate secretary or an assistant secretary thereof as being in full force and effect without modification or amendment;

(iii)                                    the Administrative Agent shall have received a legal opinion dated the Amendment Effective Date from Dechert LLP in form and substance reasonably satisfactory to the Arrangers and the Administrative Agent;

(iv)                                  the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof (both before and after giving effect to the effectiveness of this Amendment) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that the solvency representation will be deemed to have been made on the Amendment Effective Date after giving effect to the effectiveness of this Amendment);

(v)                                 to the extent not previously delivered, each Additional Lender and the Administrative Agent shall have received at least 3 business days prior to the date hereof all documentation and other information about the Borrower and the Subsidiary Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act that has been requested in writing at least 5 business days prior to the date hereof;

(vi)                                  immediately prior to and after giving effect to the effectiveness of this Amendment, no Default has occurred or is continuing or shall result from the effectiveness of this Amendment;

(vii)                                    the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by an authorized officer of the Borrower, certifying compliance with

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clauses (iv), (vi) and (viii) of this Section 2 of this Amendment and Section 2.20 of the Credit Agreement;

(viii)                                     immediately prior to and on a Pro Forma Basis after giving effect to the effectiveness of this Amendment, (A) the Borrower is in compliance with the Financial Performance Covenant recomputed as of the last day of the most recently ended fiscal quarter for which financial statements of the Borrower are available and (B) the Secured Leverage Ratio of the Borrower is less than or equal to 3.50 to 1.00 as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement; and

(ix)                                  to the extent not previously delivered, (i) the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance, if applicable, duly executed by the Borrower and each Loan Party relating thereto) and (ii) the Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.07 of the Credit Agreement including, without limitation, flood insurance policies (to the extent required in order to comply with applicable law) and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION THREE.  Post-Closing Covenant.  Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Loan Document, Borrower hereby agrees with the Administrative Agent to deliver, on or before the date that is 120 days after the Amendment Effective Date (or such longer period of time as may be agreed by the Administrative Agent in its sole discretion), with respect to each Mortgaged Property:

(a)                                 an amendment to each existing Mortgage (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent and otherwise approved by the applicable local counsel for filing in the appropriate jurisdiction;

(b)                                 with respect to each Mortgage Amendment (other than those Mortgage Amendments relating to Mortgaged Property located in New Jersey and Ohio), a date down endorsement to each existing mortgage title policy (if such endorsement is not available in the jurisdiction, a title search and modification endorsement in lieu thereof) (each, a “Datedown Endorsement,” collectively, the “Datedown Endorsements”) relating to the Mortgaged Property subject to such Mortgage insuring the Administrative Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties and that there are no Liens of record in violation of the provisions of the Loan Documents, and such Datedown Endorsement shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(c)                                  with respect to each Mortgage Amendment relating to Mortgaged Property located in New Jersey and Ohio, (i) title searches in form and substance reasonably acceptable to the

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Administrative Agent, conducted by a title insurance company reasonably acceptable to the Administrative Agent, which reflect that there are no Liens of record in violation of the provisions of the Loan Documents and (ii) opinions addressed to the Administrative Agent and the Collateral Agent for its benefit and for the benefit of the Secured Parties of (A) local counsel in each jurisdiction where the Mortgaged Property is located with respect to the enforceability and perfection of the Mortgages, as amended by such Mortgage Amendments, and other matters customarily included in such opinions and (ii) counsel for the Borrower regarding due authorization, execution and delivery of such Mortgage Amendments, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION FOUR.  Representations and Warranties.  In order to induce each Additional Lender and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each Additional Lender and the Administrative Agent that, after giving effect to this Amendment, and both before and after giving effect to the transactions contemplated by this Amendment:

(a)                                 no Default or Event of Default has occurred and is continuing;

(b)                                 the entry into this Amendment by (x) Holdings, (y) the Borrower and (z) each other Loan Party has been duly authorized by all necessary corporate or other action of each such entity; and

(c)                                  each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date).

SECTION FIVE.  Reference to and Effect on the Loan Documents.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “there under,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and this Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION SIX.  Reaffirmation.  Each Loan Party (x) hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (y) by its signature below, hereby affirms and confirms (a) its obligations under each of the Loan Documents to which it is a party, and (b) the pledge of and/or grant of a security interest in its assets which are Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents and (z) acknowledges and agrees that each of the Loan Documents in existence as of the date hereof shall

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be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

SECTION SEVEN.  Costs, Expenses and Taxes.  The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION EIGHT.  No FATCA Grandfathering.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall continue to treat (and the Additional Lenders hereby authorize the Administrative Agent to treat) the 2018 Extended Revolving Commitments (including the Incremental Revolving Commitments under this Amendment), and any 2018 Extended Revolving Loans (including any 2018 Extended Revolving Loans already outstanding) made pursuant the 2018 Extended Revolving Commitments, as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION NINE.  Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION TEN.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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SELECT MEDICAL CORPORATION,
as the Borrower

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President, General Counsel and Secretary

SELECT MEDICAL HOLDINGS CORPORATION

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President, General Counsel and Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Additional Lender

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Additional Lender

By:	/s/ Kent Davis
	Name:	Kent Davis
	Title:	Managing Director

BANK OF AMERICA, N.A.,
as an Additional Lender

By:	/s/ Chris Joseph
	Name:	Chris Joseph
	Title:	Vice President

ROYAL BANK OF CANADA,
as an Additional Lender

By:	/s/ Eric D. Koppelson
	Name:	Eric D. Koppelson
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as an Additional Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

MANUFACTURERS & TRADERS TRUST CO.
as an Additional Lender

By:	/s/ Raymond P. Cullen
	Name:	Raymond P. Cullen
	Title:	Vice President

SCHEDULE I
TO ADDITIONAL CREDIT EXTENSION AMENDMENT

SUBSIDIARY LOAN PARTIES

1.                                      Advantage Rehabilitation Clinics, Inc.

2.                                      Argosy Health, LLC

3.                                      Baseline Rehabilitation, Inc.

4.                                      C.E.R. - West, Inc.

5.                                      Community Rehab Centers of Massachusetts, Inc.

6.                                      CRI ES, Inc.

7.                                      Crowley Physical Therapy Clinic, Inc.

8.                                      Dade Prosthetics & Orthotics, Inc.

9.                                      Douglas Avery & Associates, Ltd.

10.                               Eagle Rehab Corporation

11.                               Fine, Bryant & Wah, Inc.

12.                               Georgia Physical Therapy, Inc.

13.                               GH General - San Antonio, LLC

14.                               GP Therapy, L.L.C.

15.                               GR General - Scottsdale, LLC

16.                               Great Lakes Specialty Hospital — Hackley, LLC

17.                               Great Lakes Specialty Hospital — Oak, LLC

18.                               GRSH ES, Inc.

19.                               Gulf Breeze Physical Therapy, Inc.

20.                               Hospital Holdings Corporation

21.                               Indianapolis Physical Therapy and Sports Medicine, Inc.

22.                               Intensiva HealthCare Corporation

23.                               Intensiva Hospital of Greater St. Louis, Inc.

24.                               Johnson Physical Therapy, Inc.

25.                               Joyner Sportsmedicine Institute, Inc.

26.                               Kentucky Rehabilitation Services, Inc.

27.                               Kessler Institute for Rehabilitation, Inc.

28.                               Kessler Orthotic & Prosthetic Services, Inc.

29.                               Kessler Professional Services, LLC

30.                               Kessler Rehab Centers, Inc.

31.                               Kessler Rehabilitation Corporation

32.                               Kessler Rehabilitation Services, Inc.

33.                               Madison Rehabilitation Center, Inc.

34.                               Metro Rehabilitation Services, Inc.

35.                               Metro Therapy, Inc.

36.                               New England Rehabilitation Center of Southern New Hampshire, Inc.

37.                               NovaCare Occupational Health Services, Inc.

38.                               NovaCare Outpatient Rehabilitation East, Inc.

39.                               NovaCare Outpatient Rehabilitation, Inc.

40.                               NovaCare Rehabilitation of Ohio, Inc.

41.                               NovaCare Rehabilitation, Inc.

42.                               OHRH ES, Inc.

43.                               Pacific Rehabilitation & Sports Medicine, Inc.

44.                               PR Acquisition Corporation

45.                               Pro Active Therapy of North Carolina, Inc.

46.                               Pro Active Therapy of South Carolina, Inc.

47.                               Pro Active Therapy of Virginia, Inc.

48.                               Pro Active Therapy, Inc.

49.                               Professional Sports Care Management, Inc.

50.                               Professional Therapeutic Services, Inc.

51.                               Professional Therapy Systems, Inc.

52.                               PTSMA, Inc.

53.                               RCI (Michigan), Inc.

54.                               RCI (WRS), Inc.

55.                               Regency Hospital Company of Macon, LLC

56.                               Regency Hospital Company of Meridian, L.L.C.

57.                               Regency Hospital Company of South Atlanta, L.L.C.

58.                               Regency Hospital Company of South Carolina, L.L.C.

59.                               Regency Hospital Company, L.L.C.

60.                               Regency Hospital of Cincinnati, LLC

61.                               Regency Hospital of Columbus, LLC

62.                               Regency Hospital of Covington, LLC

63.                               Regency Hospital of Fort Worth Holdings, LLC

64.                               Regency Hospital of Greenville, LLC

65.                               Regency Hospital of Jackson, LLC

66.                               Regency Hospital of Minneapolis, LLC

67.                               Regency Hospital of North Central Ohio, LLC

68.                               Regency Hospital of Northwest Arkansas, LLC

69.                               Regency Hospital of Northwest Indiana, LLC

70.                               Regency Hospital of Odessa Limited Partner, LLC

71.                               Regency Hospital of Odessa, LLLP

72.                               Regency Hospital of Southern Mississippi, LLC

73.                               Regency Hospital of Toledo, LLC

74.                               Regency Hospitals, LLC

75.                               Regency Management Company, Inc.

76.                               Rehab Provider Network - East I, Inc.

77.                               Rehab Provider Network - East II, Inc.

78.                               Rehab Provider Network - Indiana, Inc.

79.                               Rehab Provider Network - New Jersey, Inc.

80.                               Rehab Provider Network - Pennsylvania, Inc.

81.                               Rehab Provider Network of Colorado, Inc.

82.                               Rehab Provider Network of Florida, Inc.

83.                               Rehab Provider Network of New Mexico, Inc.

84.                               Rehab Provider Network of North Carolina, Inc.

85.                               Rehab Provider Network of South Carolina, Inc.

86.                               Rehab Provider Network of Texas, Inc.

87.                               Rehab Provider Network of Virginia, Inc.

88.                               Rehab Provider Network-Michigan, Inc.

89.                               Rehab Provider Network-Ohio, Inc.

90.                               RehabClinics (GALAXY), Inc.

91.                               RehabClinics (PTA), Inc.

92.                               RehabClinics (SPT), Inc.

93.                               RehabClinics, Inc.

94.                               Rehabilitation Center of Washington, D.C., Inc.

95.                               RPN of NC, Inc.

96.                               S.T.A.R.T., Inc.

97.                               Select Employment Services, Inc.

98.                               Select Hospital Investors, Inc.

99.                               Select LifeCare Western Michigan, LLC

100.                        Select Medical of Kentucky, Inc.

101.                        Select Medical of Maryland, Inc.

102.                        Select Medical of New York, Inc.

103.                        Select Medical Property Ventures, LLC

104.                        Select Medical Rehabilitation Clinics, Inc.

105.                        Select Medical Rehabilitation Services, Inc.

106.                        Select NovaCare - KOP, Inc.

107.                        Select NovaCare - PBG, Inc.

108.                        Select NovaCare - PIT, Inc.

109.                        Select Physical Therapy Holdings, Inc.

110.                        Select Physical Therapy Limited Partnership for Better Living

111.                        Select Physical Therapy Network Services, Inc.

112.                        Select Physical Therapy of Albuquerque, Ltd.

113.                        Select Physical Therapy of Birmingham, Ltd.

114.                        Select Physical Therapy of Blue Springs Limited Partnership

115.                        Select Physical Therapy of Cave Springs Limited Partnership

116.                        Select Physical Therapy of Chicago, Inc.

117.                        Select Physical Therapy of Colorado Springs Limited Partnership

118.                        Select Physical Therapy of Connecticut Limited Partnership

119.                        Select Physical Therapy of Denver, Ltd.

120.                        Select Physical Therapy of Green Bay Limited Partnership

121.                        Select Physical Therapy of Illinois Limited Partnership

122.                        Select Physical Therapy of Kendall, Ltd.

123.                        Select Physical Therapy of Knoxville Limited Partnership

124.                        Select Physical Therapy of Lorain Limited Partnership

125.                        Select Physical Therapy of Louisville, Ltd.

126.                        Select Physical Therapy of Ohio Limited Partnership

127.                        Select Physical Therapy of Portola Valley Limited Partnership

128.                        Select Physical Therapy of Scottsdale Limited Partnership

129.                        Select Physical Therapy of St. Louis Limited Partnership

130.                        Select Physical Therapy of West Denver Limited Partnership

131.                        Select Physical Therapy Orthopedic Services, Inc.

132.                        Select Physical Therapy Texas Limited Partnership

133.                        Select Provider Networks, Inc.

134.                        Select Rehabilitation Hospital - Hershey, Inc.

135.                        Select Specialty Hospital - Ann Arbor, Inc.

136.                        Select Specialty Hospital - Arizona, Inc.

137.                        Select Specialty Hospital - Augusta, Inc.

138.                        Select Specialty Hospital - Beech Grove, Inc.

139.                        Select Specialty Hospital - Charleston, Inc.

140.                        Select Specialty Hospital - Cincinnati, Inc.

141.                        Select Specialty Hospital - Colorado Springs, Inc.

142.                        Select Specialty Hospital - Columbus, Inc.

143.                        Select Specialty Hospital - Conroe, Inc.

144.                        Select Specialty Hospital - Dallas, Inc.

145.                        Select Specialty Hospital - Danville, Inc.

146.                        Select Specialty Hospital — Daytona Beach, Inc.

147.                        Select Specialty Hospital - Denver, Inc.

148.                        Select Specialty Hospital - Durham, Inc.

149.                        Select Specialty Hospital - Erie, Inc.

150.                        Select Specialty Hospital - Evansville, Inc.

151.                        Select Specialty Hospital - Flint, Inc.

152.                        Select Specialty Hospital - Fort Smith, Inc.

153.                        Select Specialty Hospital - Fort Wayne, Inc.

154.                        Select Specialty Hospital - Gainesville, Inc.

155.                        Select Specialty Hospital - Greensboro, Inc.

156.                        Select Specialty Hospital - Grosse Pointe, Inc.

157.                        Select Specialty Hospital - Jackson, Inc.

158.                        Select Specialty Hospital - Johnstown, Inc.

159.                        Select Specialty Hospital - Kalamazoo, Inc.

160.                        Select Specialty Hospital - Kansas City, Inc.

161.                        Select Specialty Hospital - Knoxville, Inc.

162.                        Select Specialty Hospital - Laurel Highlands, Inc.

163.                        Select Specialty Hospital - Lexington, Inc.

164.                        Select Specialty Hospital - Lincoln, Inc.

165.                        Select Specialty Hospital - Little Rock, Inc.

166.                        Select Specialty Hospital - Longview, Inc.

167.                        Select Specialty Hospital - Macomb County, Inc.

168.                        Select Specialty Hospital - Madison, Inc.

169.                        Select Specialty Hospital - McKeesport, Inc.

170.                        Select Specialty Hospital - Memphis, Inc.

171.                        Select Specialty Hospital - Milwaukee, Inc.

172.                        Select Specialty Hospital - Nashville, Inc.

173.                        Select Specialty Hospital - North Knoxville, Inc.

174.                        Select Specialty Hospital - Northeast New Jersey, Inc.

175.                        Select Specialty Hospital - Northeast Ohio, Inc.

176.                        Select Specialty Hospital - Northern Kentucky, LLC

177.                        Select Specialty Hospital - Northwest Detroit, Inc.

178.                        Select Specialty Hospital - Oklahoma City, Inc.

179.                        Select Specialty Hospital - Omaha, Inc.

180.                        Select Specialty Hospital - Orlando, Inc.

181.                        Select Specialty Hospital - Palm Beach, Inc.

182.                        Select Specialty Hospital - Panama City, Inc.

183.                        Select Specialty Hospital - Pensacola, Inc.

184.                        Select Specialty Hospital - Phoenix, Inc.

185.                        Select Specialty Hospital - Pittsburgh/UPMC, Inc.

186.                        Select Specialty Hospital - Pontiac, Inc.

187.                        Select Specialty Hospital - Quad Cities, Inc.

188.                        Select Specialty Hospital - Saginaw, Inc.

189.                        Select Specialty Hospital - San Antonio, Inc.

190.                        Select Specialty Hospital - Savannah, Inc.

191.                        Select Specialty Hospital - Sioux Falls, Inc.

192.                        Select Specialty Hospital - South Dallas, Inc.

193.                        Select Specialty Hospital - Springfield, Inc.

194.                        Select Specialty Hospital - Tallahassee, Inc.

195.                        Select Specialty Hospital - Topeka, Inc.

196.                        Select Specialty Hospital - TriCities, Inc.

197.                        Select Specialty Hospital - Tulsa, Inc.

198.                        Select Specialty Hospital - Tulsa/Midtown, LLC

199.                        Select Specialty Hospital - Western Michigan, Inc.

200.                        Select Specialty Hospital - Western Missouri, Inc.

201.                        Select Specialty Hospital - Wichita, Inc.

202.                        Select Specialty Hospital - Wilmington, Inc.

203.                        Select Specialty Hospital — Winston - Salem, Inc.

204.                        Select Specialty Hospital - Youngstown, Inc.

205.                        Select Specialty Hospital - Zanesville, Inc.

206.                        Select Specialty Hospitals, Inc.

207.                        Select Subsidiaries, Inc.

208.                        Select Synergos, Inc.

209.                        Select Transport, Inc.

210.                        Select Unit Management, Inc.

211.                        SelectMark, Inc.

212.                        SemperCare, Inc.

213.                        SLMC Finance Corporation

214.                        Sports & Orthopedic Rehabilitation Services, Inc.

215.                        The Rehab Group, Inc.

216.                        The Rehab Group-Murfreesboro, LLC

217.                        Theraworks, Inc.

218.                        Victoria Healthcare, Inc.

219.                        West Gables Rehabilitation Hospital, L.L.C.

SCHEDULE II
TO ADDITIONAL CREDIT EXTENSION AMENDMENT

Name of Lender	Type of Commitment	Amount
J.P. Morgan Chase Bank N.A.	2018 Extended Revolving Commitment	$24,750,000
Deutsche Bank AG New York Branch	2018 Extended Revolving Commitment	$18,000,000
Wells Fargo Bank, National Association	2018 Extended Revolving Commitment	$17,250,000
Bank of America, N.A.	2018 Extended Revolving Commitment	$12,250,000
Royal Bank of Canada	2018 Extended Revolving Commitment	$12,250,000
Morgan Stanley Bank, N.A.	2018 Extended Revolving Commitment	$12,250,000
Manufacturers and Traders Trust Co.	2018 Extended Revolving Commitment	$3,250,000
	Total:	$100,000,000.00